CLERK, U.S. BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS

ENTERED

THE DATE OF ENTRY IS ON
THE COURT'S DOCKET

The following constitutes the ruling of the court and has the force and effect therein described.

Signed November 22, 2016

United States Bankruptcy Judge

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
LUBBOCK DIVISION

IN RE:	§	
	§	CASE NO. 15-50205-rlj11
POSITRON CORPORATION,	§	(Chapter 11)
	§	
Debtor.	§	

ORDER GRANTING EXPEDITED MOTION OF DEBTOR (I) TO APPROVE SETTLEMENT AGREEMENT WITH DX, LLC,ET AL. (II) TO SELL CERTAIN ASSETS FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES, AND INTERESTS, WITH ANY SUCH LIENS, CLAIMS, ENCUMBRANCES, AND INTERESTS TO ATTACH TO THE PROCEEDS, AND (III) FOR RELATED RELIEF (RE: DOCKET NO. 127)

On November 16, 2016 came on for expedited consideration the *Expedited Motion of Debtor (I) to Approve Settlement Agreement With DX, LLC, et al. (II) to Sell Certain Assets Free and Clear of all Liens, Claims, Encumbrances, And Interests, with any Such Liens, Claims, Encumbrances, and Interests to Attach to the Proceeds, and (III) for Related Relief* (Docket No. 127) (the "Motion") filed herein on November 11, 2016 by Positron Corporation, Debtor and

Debtor in Possession. The Court finds and concludes that the Motion contains the appropriate notices under the Local Bankruptcy Rules; according to the certificate of service attached to the Motion, the Motion was served upon the parties entitled to receive notice under the Local Bankruptcy Rules; no party in interest filed a response or objection to the Motion or any such response or objection is overruled by this Order; and that upon review of the record of this case and with respect to the Motion that cause exists to grant the relief requested therein.

IT IS THEREFORE ORDERED THAT:

1. The Motion is granted as set forth herein.
2. All capitalized terms shall have the same meaning as ascribed to such terms in the Motion, unless otherwise defined herein.
3. Positron is authorized to execute the Compromise, Settlement, and Release Agreement that was presented to the Court at the hearing and which is attached hereto as **Exhibit 1**.
4. The MIT Assets are hereby sold and/or Positron is authorized to sell the MIT Assets to DX free and clear of any and all liens, claims, encumbrances, and interest pursuant to §363(f) of the Code. Alternatively, DX may request, and Positron, in its sole and absolute discretion, may elect to surrender the MIT Assets to DX, whereupon the automatic stay of §362 of the Code would be lifted, annulled, and terminated in favor of DX,
5. Positron is authorized to undertake the actions that are necessary to implement the actions required in the CSRA.

6. By the release of the claims of DX and Kitten as reflected in the CSRA, this Order shall apply to any proof of claim filed in this case and shall be linked to such claims in the claims register for this case.

7. To the extent that Rules 4001(a)(3) and/or 6004(h) might be applicable, such stay is hereby waived and the relief provided herein is effective immediately upon entry of this Order.

<u>### END OF ORDER ###</u>

Order submitted by:

WEYCER, KAPLAN, PULASKI & ZUBER, P.C.

JEFF CARRUTH (State Bar No. 24001846)
3030 Matlock Rd., Suite 201
Arlington, Texas 76015
Phone: (713) 341-1158
Facsimile: (866) 666-5322
jcarruth@wkpz.com

PROPOSED ATTORNEYS FOR
DEBTOR AND DEBTOR IN POSSESSION
POSITRON CORPORATION

Exhibit 1 — Compromise, Settlement, and Release Agreement

EXHIBIT 1

COMPROMISE, SETTLEMENT, AND RELEASE AGREEMENT

I. Parties

The following persons are the parties to the Compromise, Settlement, and Release Agreement.

1.01 Cecil O'Brate, a natural person and a resident of Garden City, Kansas ("O'Brate").

1.02 DX, LLC, a Kansas limited liability company ("DX").

1.03 Jason J. Kitten and Suzanne M. Kitten each a natural person and a resident of Lubbock, Texas (together, or individually or in the plural where necessary, "Kitten").

1.04 Positron Corporation, a Texas Corporation ("Positron").

II. Rules of Construction and Definitions

2.01 Party names and terms are defined under Article I of this Agreement.

2.02 All exhibits referenced and described in this Agreement are incorporated by reference herein as if fully set forth verbatim.

2.03 Defined terms which are not a proper noun need not be capitalized in order to carry the meaning provided in this Article II of this Agreement.

2.04 As to any words not defined herein, the meaning of such words will be first controlled by 11 U.S.C. § 101 prior to reference to any other source of meaning.

2.5 "9019 Motion" shall mean and refer to motion prosecuted by Positron in the Bankruptcy Case to approve this Agreement.

2.06 "Agreement" shall mean and refer to this Compromise, Settlement, and Release Agreement.

2.7 "Approval Order" shall mean the order when entered by the Bankruptcy Court approving this Agreement.

2.8 "Bankruptcy Case" shall mean and refer to Case No. 15-50205-rlj11, *In re Positron Corporation*, pending in the United States Bankruptcy Court for the Northern District of Texas, Lubbock Division.

2.9 "Bankruptcy Court" shall mean and refer to the United States Bankruptcy Court for the Northern District of Texas, Lubbock Division, which Court is presiding over the Bankruptcy Case.

2.10 "Code" shall mean and refer to the United States Bankruptcy Code, Title 11 of the United States code, 11 USC section 101 et seq.

EXHIBIT 1

2.011 "Effective Date" shall mean and refer to the date that the 9019 Order (as defined below) becomes final and nonappealable.

2.12 "Hearing" shall mean and refer to the hearing conducted by the Bankruptcy Court on the 9019 Motion to approve this Agreement.

2.13 "MIT Assets" shall mean and refer to: all furniture, fixtures, equipment, inventory of MIT at the MIT Lubbock Location; furniture, fixtures, equipment, inventory claimed by Positron that are located at the MIT Lubbock Location; and all general intangibles of MIT or Positron (but only as it may relate to the activities of MIT) including the Rubidium Metals License. the Drug Master File (i.e. that was partially developed by Jason Kitten), the patents, the trademarks, licenses, documents and records, the strontium 82 portfolio, including the rubidium metal license, and all intellectual property of MIT or of Positron, but only as it may relate to the activities of MIT.

2.14 "MIT Lubbock Location" shall mean and refer to the premises leased by Positron at 2301-C 122nd St., Lubbock Texas 79423.

2.15 "MIT" shall mean and refer to Manhattan Isotope Technology, LLC.

2.16 "O'Brate Group Release Parties" shall mean and refer to DX, O'Brate, Kitten, and each of their respective successors and assigns, partners, parents, subsidiaries, affiliates, agents, attorneys, representatives, servants, officers, directors, employees, heirs, personal representatives, and all persons, natural or corporate, in privity with each or any thereof (whether or not specifically listed by name herein).

2.17 "Positron Release Parties" shall mean and refer to Positron, each current officer and/or director of Positron, each past officer and/or director of Positron, and each of their respective each of their respective successors and assigns, partners, parents, subsidiaries, affiliates, agents, attorneys, representatives, servants, officers, directors, employees, heirs, personal representatives, and all persons, natural or corporate, in privity with each or any thereof (whether or not specifically listed by name herein).

2.18 "Rule" shall mean and refer to the Federal Rules of Bankruptcy Procedure or a rule under the Federal Rules of Bankruptcy Procedure.

III. Recitals

3.01 Prior to the commencement of the Bankruptcy Case, Positron acquired MIT through an acquisition of all of the outstanding equity interests and/or membership interests thereof.

3.02 On August 28, 2015, DX, Kitten, and Moress, LLC, filed an involuntary petition under §303 of the Code and commenced the Bankruptcy Case.

3.03 On September 7, 2016, after substantial procedural history in the Bankruptcy Case, an order of relief was entered placing the Bankruptcy case into a Chapter 11 proceeding the Code.

3.04 On October 6, 2016, DX filed a motion for relief from the automatic stay (Docket No. 109) in the Bankruptcy Case.

3.05 DX represents and has provided documents indicating that DX is the owner and holder of the indebtedness against MIT that is guaranteed by Positron and Kitten and the holder of security interests in, to, against certain assets of MIT and Positron.

3.06 DX asserts one or more claims against MIT as obligor Positron and Kitten as guarantors in the amount of approximately $451,589.74 DX is the successor in interest to the Los Alamos National Bank with respect to the indebtedness and liens asserted in the DX claim (the "DX Inbtedness"). It is agreed and stipulated that the the DX Indebtedness was previously declared to be in default by Los Alamos National Bank during the first quarter of 2015.

3.07 O'Brate is the sole member of DX and current shareholder of and in Positron.

3.08 Positron disputes the nature and extent of the claim(s) of DX.

3.09 The Kittens were the owners and officers of the MIT unit of Positron, and each Kitten is a shareholder of and in the Debtor.

3.10 The Kittens assert one or more claims against Positron in the amount of approximately $52,695.14.

3.11 Positron disputes the claim(s) of Kitten.

3.12 Positron has scheduled potential claims for affirmative recovery against DX, O'Brate, and Kitten, among other potential claims against various parties, which claims are disputed by DX, O'Brate and Kitten.

IV. Acknowledgments and Agreement

NOW THEREFORE, in consideration of the promises and agreements set forth in this Agreement, and subject to the approval of the Bankruptcy Court, the Parties hereby agree to the following.

4.01 **Sale and disposition of the MIT Assets.**

a. In lieu of termination of the the automatic stay of §362(a) of the Code, and in order to provide a clean and efficient mechanism for DX to obtain title, possession, and control of the MIT Assets, then following the entry of the Approval Order, Positron shall convey the MIT Assets to DX by a Bill of Sale in the form that is in substantial conformity with the Bill of Sale attached hereto as

Exhibit A, and such sale shall be free and clear of all liens, claims, encumbrances, and/or interests as set forth in the Approval Order. The consideration for such sale is the exchange of the DX Indebteness together with related liens, and the promises and covenants undertaken herein.

b. Alternatively, and should DX so elect, Positron, shall surrender the MIT Assets to DX, whereupon the automatic stay of §362 of the Code would be lifted, annulled, and terminated in favor of DX only as to the MIT Assets as defined herein, and in such event Positron would agree and stipulate that given the nature of the collateral, any private disposition and/or sale of the MIT Assets for value equal to or in excess of the DX Indebtedness would constitute a commercially reasonable sale of the MIT Assets under Article 9 of the Texas Business and Commerce Code. In the event that such option should be elected by DX, and subject to the terms and conditions herein, then the DX Indebteness shall not be released by this Agreement to the extent that it is used to credit-bid on the collateral at a private disposition. Notwithstanding anything to the contrary, in the event that a bid is received by a another party for an amount in excess of the DX Indebtedness, then the liens and claims of DX herein shall attach to the proceeds of the sale and DX shall be entitled to first money in an amount equal to its full claim.

4.02 **Termination of §362(a) stay.** The automatic stay of §362(a) of the Code is and shall be terminated in favor of DX as to the MIT Assets only as of the entry of the Approval Order. The automatic stay of §362(a) of the Code shall remain into place as to all other assets of Positron that are not a part of the MIT Assets.

4.03 **Lease of MIT Lubbock Location.**

a. Upon entry of the Approval Order, DX shall take possession and control of and for the MIT Lubbock Location and all contents therein, including the MIT Assets.

b. If requested by DX, Positron will assume and assign the existing lease of nonresidential real property covering the MIT Lubbock Location, *provided*, however, that Positron will not be held responsible for any cure payments nor any adequate assurance of future performance, and Positron may take whatever steps Positron Positron deems necessary in the sole and absolute discretion of Positron with respect to the rejection of the lease of the MIT Lubbock Location.

4.04 **DX proof of claim.** Subject to either (a) the exchange of DX Indebtedness for the collateral by way of a sale free and clear of liens and encumbrances as contemplated herein or (b) DX's ability to credit bid the DX Indebtedness at any private disposition of the collateral, DX shall withdraw its claim from the Bankruptcy Case *with* prejudice and the DX Indebtedness shall be deemed to be fully satisfied. DX hereafter shall be barred from filing a claim in the Bankruptcy Case.

4.05 **Kitten proof of claim.** Kitten shall withdraw his/her claim from the Bankruptcy Case *with* prejudice. Kitten hereafter shall be barred from filing a claim in the Bankruptcy Case.

4.06 **Stock in Positron.** Each of O'Brate, each Kitten, and the O'Brate Group Release Parties (the "Subject Shareholders") shall relinquish and give any shares of stock to Positron owned or controlled by any such persons. Such actions may be effectuated by Positron issuing a cancellation of the shares or such other unilateral action as Positron deems necessary and/or appropriate without further notice to the Subject Shareholders.

4.07 **Bankruptcy Court approval.** This Agreement is subject to the approval of the Bankruptcy Court by entry of the Approval Order. Positron promptly shall prosecute a motion to approve this Agreement under Rule 4001 and/or Rule 9019.

4.08 **Binding effect.** The 9109 Motion and the 9019 Order constitute a binding and conclusive order with respect to all creditors and parties in interest in the Bankruptcy Case that receive notice of the 9019 Motion.

4.09 **Positron Release Parties release of O'Brate Group Release Parties.** In consideration of the foregoing compromise and settlement and the exchanges of consideration set forth herein, the each of Positron Release Parties hereby releases and discharges each of the O'Brate Group Release Parties from any and all claims, demands, debts, liabilities, accounts, costs, expenses, liens, causes of action, verdicts and judgments of any kind whatsoever, at common law or in equity, statutory, or otherwise, that the Trustee has or might have, known or unknown, prior to the Effective Date; *provided*, however, Positron Release Parties do not hereby waive, relinquish, or release any rights or any of the obligations of O'Brate Group Release Parties arising out of this Agreement or any instruments executed in connection with this Agreement.

4.10 **O'Brate Group Release Parties release of Positron Release Parties.** In consideration of the foregoing compromise and settlement and the exchanges of consideration set forth herein, the each of the O'Brate Group Release Parties hereby releases and discharges each of Positron Release Parties from any and all claims, demands, debts, liabilities, accounts, costs, expenses, liens, causes of action, verdicts and judgments of any kind whatsoever, at common law or in equity, statutory, or otherwise, that the Trustee has or might have, known or unknown, prior to the Effective Date; *provided*, however, the O'Brate Group Release Parties do not hereby waive, relinquish, or release any rights or any of the obligations of Positron Release Parties arising out of this Agreement or any instruments executed in connection with this Agreement.

4.11 **Notices.** Any notices that are required by this Agreement or that may otherwise be given regarding the subject matter of the Agreement shall be given to each of the parties at each party's last known addresses and to their respective attorney(s) according to the information that is of record in the Bankruptcy Case. Any notice to the attorneys may accomplished by email if also accompanied by a writing sent by fax and/or regular mail. Notwithstanding the forgoing, all notices to have been given pursuant to the DX

Indebtness or otherwise under the Texas Business and Commerce Code shall be deemed to have been given.

4.12 **Binding Effect**. This Agreement is fully integrated and contains the entire agreement of the parties with respect to the subject matter addressed herein and may not be contradicted except by a writing signed by the parties. The parties acknowledge that this Agreement is executed after negotiations between and among representatives of the parties hereto. The parties agree that: (a) each party and its attorneys have conducted their own investigation concerning the facts surrounding the matters covered by this Agreement and in voluntarily choosing to execute this Agreement, have relied upon their own analyses of such facts and not on any information furnished by any other party or their representatives; (b) there are no oral or other written agreements concerning the subject matter of this Agreement; and (c) any right to rely on any oral or written statement of any party or any failure of any party to state any fact is expressly waived and released, it being the intent of the parties hereto to waive any claims for fraudulent inducement. If an ambiguity or question of intent or interpretation arises, the Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of the Agreement. This Agreement is binding upon and inures to the benefit of each of the parties and their respective partners, parents, subsidiaries, affiliates, agents, attorneys, representatives, servants, officers, directors, employees, heirs, and personal representatives. This Agreement and the releases hereby granted are personal to the parties hereto and are not intended to create any right in any person who is not a party to this Agreement, except as otherwise set forth herein. The parties are legally competent to execute this Agreement.

4.13 **Miscellaneous.** Each Party shall bear, pay and discharge all of their own expenses (including, but not limited to, attorneys' fees, court costs and other expenses) incurred in connection with, arising from and relating to the disputes, litigation referenced herein, the additional transactions referenced in this Agreement, and the negotiation, execution, and performance of this Agreement. Each of the parties shall execute and deliver (and shall cooperate in the execution and delivery of) all the documents reasonably necessary to evidence or perfect the terms of this Agreement. This Agreement shall be construed under and governed by the laws of the State of Texas. Venue for any dispute arising out of this Agreement shall be the Bankruptcy Court if the Bankruptcy Case is still pending or otherwise the Courts of Lubbock County, Texas. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one Agreement. The parties further agree that copies of this Agreement and any of the attached Exhibits, including any facsimile copies or .pdf file copies with signatures, shall be binding and treated as original agreements. The paragraph headings contained in this Agreement are for convenience only. Whenever appropriate, the masculine gender may include the feminine or neuter, the singular, the plural, and vice versa. Should any portion(s) of this Agreement be declared to be illegal or unenforceable by a court of competent jurisdiction, then the remaining portions of this Agreement not affected by such judicial declaration shall remain in full force and effect and thereby bind

the parties. Any deadline falling on a Saturday, Sunday, or state or federal legal holiday shall be extended to the immediate next day which is not a Saturday, Sunday, or legal holiday.

4.14 Nothing in this Agreement is an admission of liability by any party, and nothing in this Agreement may be interpreted as an admission of liability.

4.15 Notwithstanding anything herein to the contrary, the parties acknowledge and agree that should any party to this Agreement be required to institute legal proceedings to enforce or interpret any of the provisions of this Agreement, the prevailing party in such legal proceeding shall recover from the non-prevailing party reasonable attorneys' fees, including fees on appeal, as well as court costs and expenses.

4.16 The terms of this Agreement are contractual and are not mere recitals.

{continued on following sheet}

EXHIBIT 1

POSITRON CORPORATION,
AN TEXAS CORPORATION

By: ______________________________
Title: ______________________________
Dated: ______________________, 2016

DX, LLC,
A KANSAS LIMITED LIABILITY COMPANY

By: ______________________________
Title: ______________________________
Dated: ______________________, 2016

CECIL O'BRATE

By: ______________________________
Title: ______________________________
Dated: ______________________, 2016

JASON J. KITTEN

By: ______________________________
Name: ______________________________
Title: ______________________________
Dated: ______________________, 2016

SUZANNE M. KITTEN

By: ______________________________
Title: ______________________________
Dated: ______________________, 2014

EXHIBIT 1

EXHIBIT A

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

BILL OF SALE

Date:	**November 11, 2016**
Seller:	Positron Corporation, an Illinois Corporation
Seller's Mailing Address:	____________________ ____________________
Buyer:	DX, LLC, a Kansas limited liability company
Buyer's Mailing Address:	____________________ ____________________
Consideration:	$10.00 and good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged as set forth in that certain Order approving this Bill of Sale in Case No. 15-50205-rlj11, *In re Positron Corporation*, pending in the United States Bankruptcy Court for the Northern District of Texas, Lubbock Division.
Property:	All furniture, fixtures, equipment, inventory of MIT at the premises leased by Positron at 2301-C 122nd St., Lubbock Texas 79423 (the "MIT Lubbock Location"); furniture, fixtures, equipment, inventory claimed by Positron that are located at the MIT Lubbock Location; and all general intangibles of MIT or Positron (but only as it may relate to the activities of MIT) including the Rubidium Metals License. the Drug Master File (i.e. that was partially developed by Jason Kitten), the patents, the trademarks, licenses, documents and records, the strontium 82 portfolio,

EXHIBIT 1

EXHIBIT A

	including the rubidium metal license, and all intellectual property of MIT or of Positron, but only as it may relate to the activities of MIT.
Reservations from Transfer:	None.
Exceptions to Transfer and Warranty:	None as a result of that certain Order approving this Bill of Sale in Case No. 15-50205-rlj11, *In re Positron Corporation*, pending in the United States Bankruptcy Court for the Northern District of Texas, Lubbock Division.

Seller, for the Consideration and subject to the Reservations from Transfer and the Exceptions to Transfer and Warranty, sells, transfers, and delivers the Property to Buyer, together with all and singular the rights and appurtenances thereto in any way belonging, to have and to hold it to Buyer and Buyer's heirs, successors, and assigns forever. Seller binds Seller and Seller's heirs and successors to warrant and forever defend all and singular the Property to Buyer and Buyer's heirs, successors, and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof when the claim is by, through, or under Seller but not otherwise, except as to the Reservations from Transfer and the Exceptions to Transfer and Warranty.

As a material part of the Consideration for this sale, Seller and Buyer agree that Buyer is taking the Property **"AS IS, WHERE IS, AND WITH ALL FAULTS"** and that there are no representations, disclosures, or express or implied warranties except those contained in the purchase contract and this bill of sale. Buyer has not relied on any information other than Buyer's inspection and the representations and warranties expressly contained in the purchase contract and this bill of sale.

When the context requires, singular nouns and pronouns include the plural.

Further restrictions between Buyer and Seller appear in the that certain Order approving this Bill of Sale in Case No. 15-50205-rlj11, In re Positron Corporation, pending in the United States Bankruptcy Court for the Northern District of Texas, Lubbock Division and/or in the Compromise, Settlement, and Release Agreement executed between the parties.

{continued on following sheet}

EXHIBIT 1

EXHIBIT A

POSITRON CORPORATION,
AN TEXAS CORPORATION

By: ______________________________

Title: ____________________________

Dated: ______________________, 2016

DX, LLC,
A KANSAS LIMITED LIABILITY COMPANY

By: ______________________________

Title: ____________________________

Dated: ______________________, 2016

ACKNOWLEDGEMENT

STATE OF ILLINOIS §
COUNTY OF _________ §

The foregoing instrument was acknowledged before me this ____ day of November, 2016, by _____________ of_____________, a ______.

(Seal)

____
(Signature of person taking acknowledgment)

My commission expires_________________